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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                  FORM 8-K/A1

                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                ----------------



                            DATE OF REPORT (DATE OF
          EARLIEST EVENT REPORTED): JANUARY 29, 1999 (MARCH 31, 1998)



                         INTERMEDIA COMMUNICATIONS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                            59-2913586
 (STATE OR OTHER JURISDICTION                                (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)




                                    0-20135
                            (COMMISSION FILE NUMBER)


3625 Queen Palm Drive, Tampa, Florida                                33619-1309
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (813) 829-0011



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Item 7.  Financial Statements and Exhibits

Exhibit 99.4 of the Current Report on Form 8-K, dated May 20, 1998, of Intermedia Communications Inc., a Delaware corporation, is hereby replaced in its entirety with Exhibit 99 attached hereto.

Exhibit 99        Unaudited Pro Forma Condensed Consolidated Financial
                  Statements










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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 29, 1999

                         INTERMEDIA COMMUNICATIONS INC.
                                  (Registrant)



                         By: /s/ JEANNE M. WALTERS
                             Name: Jeanne M. Walters
                             Title: Vice President, Controller and
                                    Chief Accounting Officer






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                                 EXHIBIT INDEX

Exhibit                                                               Page
  No.                                Description                       No.

Exhibit 99                 Unaudited Pro Forma Condensed
                           Consolidated Financial
                           Statements.                                  5